Supplement to
Calvert Unconstrained Bond Fund Prospectus (Class A, C and Y)
dated April 30, 2015
Calvert Unconstrained Bond Fund Prospectus (Class I)
dated April 30, 2015
Date of Supplement: April 8, 2016
The information in this Supplement updates information in the Prospectus, supersedes any contrary information in the Prospectus or any prior supplement, and should be read in conjunction with the Prospectus.
Portfolio Management
Mauricio Agudelo no longer serves as a portfolio manager for Calvert Unconstrained Bond Fund. Vishal Khanduja, CFA, Matthew Duch and Brian S, Ellis, CFA, remain on the portfolio management team for the Fund.
Effective immediately, the Prospectus is hereby amended as follows:
The table under “Portfolio Management” in the Fund Summary is revised and restated as follows:
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since September 2014
Matthew Duch	Vice President, Portfolio Manager	Since September 2014
Brian S. Ellis, CFA	Portfolio Manager	Since September 2014
Under “Management of Fund Investments – Portfolio Management,” delete all references to Mauricio Agudelo.

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